Exhibit (p)(B)

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that Samuel Bright, a member of the Board of Trustees of Teachers Insurance and Annuity Association of America, whose signature appears below, appoints Derek Dorn, Wayne Agard, Deirdre Hykal, or Aneal Krishnamurthy, and each of them, as such person’s true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for such person and in such person’s name, place and stead, in any and all such capacities, to take all actions which are necessary in connection with the offering of certain variable annuity contracts, filed with the Securities and Exchange Commission under Registration Numbers 333-134820 and 811-21907, for sale and operation of TIAA Separate Account VA-3 in order to comply with the Investment Company Act of 1940, as amended (the “1940 Act”), the Securities Act of 1933, and the Securities Exchange Act of 1934, and other applicable federal laws, including, without limitation the filing of (a) any pre- or post-effective amendments to registration statements, prospectuses, supplements, exhibits, and other documents relating thereto, and amendments to the foregoing; (b) any undertakings, and any applications for exemptions from the 1940 Act or other applicable federal laws; and (c) any other appropriate filings with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

I hereby ratify and confirm all that said attorney-in-fact or his or her substitutes may do or cause to be done by virtue hereof.

Date: February 23, 2022

State of Virginia    )

                                   ) ss.

County of Suffolk)

SUBSCRIBED AND SWORN to before me this 24th day of February, 2022, by Samuel Bright, who I have identified to be the person who signs herein.

NOTARY PUBLIC

My Commission Expires: 04/30/2025, My commission number is: 7912290

Notarized online using audio-video communication

Exhibit (p)(B)

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that Jason E. Brown, a member of the Board of Trustees of Teachers Insurance and Annuity Association of America, whose signature appears below, appoints Derek Dorn, Wayne Agard, Deirdre Hykal, or Aneal Krishnamurthy, and each of them, as such person’s true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for such person and in such person’s name, place and stead, in any and all such capacities, to take all actions which are necessary in connection with the offering of certain variable annuity contracts, filed with the Securities and Exchange Commission under Registration Numbers 333-134820 and 811-21907, for sale and operation of TIAA Separate Account VA-3 in order to comply with the Investment Company Act of 1940, as amended (the “1940 Act”), the Securities Act of 1933, and the Securities Exchange Act of 1934, and other applicable federal laws, including, without limitation the filing of (a) any pre- or post-effective amendments to registration statements, prospectuses, supplements, exhibits, and other documents relating thereto, and amendments to the foregoing; (b) any undertakings, and any applications for exemptions from the 1940 Act or other applicable federal laws; and (c) any other appropriate filings with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

I hereby ratify and confirm all that said attorney-in-fact or his or her substitutes may do or cause to be done by virtue hereof.

Date: 26th February, 2022

State of Texas    )

                                   ) ss.

County of Bexar)

SUBSCRIBED AND SWORN to before me this 26th day of February, 2022, by Jason E. Brown, who I have identified to be the person who signs herein.

NOTARY PUBLIC

My Commission Expires: September 23, 2025		13335056-8

Notarized online using audio-video communication

Exhibit (p)(B)

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that Thasunda Brown Duckett, a member of the Board of Trustees of Teachers Insurance and Annuity Association of America, whose signature appears below, appoints Derek Dorn, Wayne Agard, Deirdre Hykal, or Aneal Krishnamurthy, and each of them, as such person’s true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for such person and in such person’s name, place and stead, in any and all such capacities, to take all actions which are necessary in connection with the offering of certain variable annuity contracts, filed with the Securities and Exchange Commission under Registration Numbers 333-134820 and 811-21907, for sale and operation of TIAA Separate Account VA-3 in order to comply with the Investment Company Act of 1940, as amended (the “1940 Act”), the Securities Act of 1933, and the Securities Exchange Act of 1934, and other applicable federal laws, including, without limitation the filing of (a) any pre- or post-effective amendments to registration statements, prospectuses, supplements, exhibits, and other documents relating thereto, and amendments to the foregoing; (b) any undertakings, and any applications for exemptions from the 1940 Act or other applicable federal laws; and (c) any other appropriate filings with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

I hereby ratify and confirm all that said attorney-in-fact or his or her substitutes may do or cause to be done by virtue hereof.

Date: February 23, 2022

State of New York    )

                                   ) ss.

County of New York)

SUBSCRIBED AND SWORN to before me this 23 day of February, 2022, by Thasunda Brown Duckett, who I have identified to be the person who signs herein.

SHIRLEY TAYLOR Notary Public, State of New York No. 01TA6200839 Qualified in Westchester County Certificate Filed in New York County My Commission Expires: February 09, 2025
NOTARY PUBLIC

Exhibit (p)(B)

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that Gina L. Loften, a member of the Board of Trustees of Teachers Insurance and Annuity Association of America, whose signature appears below, appoints Derek Dorn, Wayne Agard, Deirdre Hykal, or Aneal Krishnamurthy, and each of them, as such person’s true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for such person and in such person’s name, place and stead, in any and all such capacities, to take all actions which are necessary in connection with the offering of certain variable annuity contracts, filed with the Securities and Exchange Commission under Registration Numbers 333-134820 and 811-21907, for sale and operation of TIAA Separate Account VA-3 in order to comply with the Investment Company Act of 1940, as amended (the “1940 Act”), the Securities Act of 1933, and the Securities Exchange Act of 1934, and other applicable federal laws, including, without limitation the filing of (a) any pre- or post-effective amendments to registration statements, prospectuses, supplements, exhibits, and other documents relating thereto, and amendments to the foregoing; (b) any undertakings, and any applications for exemptions from the 1940 Act or other applicable federal laws; and (c) any other appropriate filings with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

I hereby ratify and confirm all that said attorney-in-fact or his or her substitutes may do or cause to be done by virtue hereof.

Date: 03/03/2022

State of Florida    )

                                   ) ss.

County of Broward)

SUBSCRIBED AND SWORN to before me this 3rd day of March, 2022, by Gina L. Loften, who I have identified to be the person who signs herein.

Kerrian C Robertson
NOTARY PUBLIC

My Commission Expires: 02/20/2025 Gina L. Loften DRIVER LICENSE Jurat Notarized online using audio-video communication

Exhibit (p)(B)

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that La June Montgomery Tabron, a member of the Board of Trustees of Teachers Insurance and Annuity Association of America, whose signature appears below, appoints Derek Dorn, Wayne Agard, Deirdre Hykal, or Aneal Krishnamurthy, and each of them, as such person’s true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for such person and in such person’s name, place and stead, in any and all such capacities, to take all actions which are necessary in connection with the offering of certain variable annuity contracts, filed with the Securities and Exchange Commission under Registration Numbers 333-134820 and 811-21907, for sale and operation of TIAA Separate Account VA-3 in order to comply with the Investment Company Act of 1940, as amended (the “1940 Act”), the Securities Act of 1933, and the Securities Exchange Act of 1934, and other applicable federal laws, including, without limitation the filing of (a) any pre- or post-effective amendments to registration statements, prospectuses, supplements, exhibits, and other documents relating thereto, and amendments to the foregoing; (b) any undertakings, and any applications for exemptions from the 1940 Act or other applicable federal laws; and (c) any other appropriate filings with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

I hereby ratify and confirm all that said attorney-in-fact or his or her substitutes may do or cause to be done by virtue hereof.

Date: February 23, 2022

La June Montgomery Tabron

State of Florida    )

                                   ) ss.

County of Manatee)

SUBSCRIBED AND SWORN to before me this 23rd day of February, 2022, by La June Montgomery Tabron, who I have identified to be the person who signs herein.

Member of Board of Trustees: Presented DL and use of Multi-factor authentication

Sherri Joy Small
NOTARY PUBLIC

My Commission Expires: 04/23/2024

Notarized online using audio-video communication